UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2002

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15405 (Commission File Number)	77-0518772 (IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events.

On May 16, 2002, Agilent Technologies, Inc. (the “Company”) announced its results for the three and six months ended April 30, 2002. A copy of the financial statements of the Company for the three and six months ended April 30, 2002 is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.	Description

99.1	Financial Statements of the Company for the three and six months ended April 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/	Marie Oh Huber

	Name:	Marie Oh Huber
	Title:	Vice President, Assistant Secretary and Assistant General Counsel

Date: May 17, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements of the Company for the three and six months ended April 30, 2002.